TWEEDY, BROWNE FUND INC.

TWEEDY, BROWNE INTERNATIONAL VALUE FUND

TWEEDY, BROWNE INTERNATIONAL VALUE FUND II - CURRENCY UNHEDGED

TWEEDY, BROWNE VALUE FUND

TWEEDY, BROWNE WORLDWIDE HIGH DIVIDEND YIELD VALUE FUND

(each, a “Fund” and, collectively, the “Funds”)

Supplement dated June 7, 2022

to the Prospectus (“Prospectus”) dated July 29, 2021

Effective immediately, the following hereby replaces the section of the prospectus under the heading “Additional Information Regarding Investment Strategies—Investment Goals and Strategies:”

Investment Goals and Strategies. Each of the Funds pursues the investment goal of long-term capital growth. This goal may be changed for any Fund without shareholder approval. In selecting investments for the Funds, the Adviser employs a value investing style. Value investing seeks to uncover stocks whose current market prices are at discounts to their true or intrinsic values. The Adviser seeks to purchase stock at discounts to its estimate of this true or intrinsic value. Like a credit analyst reviewing a loan application, the Adviser seeks collateral value in the form of assets and/or appraised value of earning power that is substantially greater than the cost of the investment. In the case of the Worldwide High Dividend Yield Value Fund, in pursuing the Fund’s value strategy, the Adviser seeks to invest in stocks with above-average dividend yields. The Adviser may be wrong in its assessment of a company’s value, and the stocks the Funds own may not reach what the Adviser believes are their true or intrinsic values. Some holdings may not provide the capital growth anticipated, and a stock believed to be undervalued may actually be appropriately priced. The market may not favor value-oriented stocks and may not favor equities at all. During those periods, the Funds’ relative performance may suffer.

The Adviser believes that material environmental, social and/or governance factors (each, an “ESG Factor” and together, the “ESG Factors”) (such as, for example, environmental impacts (whether positive or negative), the fair treatment of employees, corporate governance and capital allocation practices, management malfeasance, product safety, board composition and independence, and voting rights) may influence the intrinsic value of a company’s securities. While the Adviser does not use ESG Factors in its initial value screen of companies, and does not maintain a list of companies that are automatically included or excluded from consideration due to ESG Factors, it does generally seek to identify material risks, opportunities and trends related to ESG Factors as part of its broader investment evaluation process, just as it does for a variety of other qualitative factors that could impact its analysis of a company’s intrinsic value. (In this regard, a “material” risk is one that, in the Adviser’s assessment, could compromise the Adviser’s estimate of the long-term value of the company under consideration.) The Adviser’s identification and evaluation of such risks, opportunities and/or trends is based primarily on proprietary research, although information from a variety of third party sources may also be considered.

Once such a risk, opportunity or trend is identified, it will not necessarily be determinative in the Adviser’s decision to buy, sell or hold a company’s securities, particularly if the company has taken meaningful action to mitigate a risk, or is trading at a valuation that appropriately reflects, in the Adviser’s view, such risk, trend or opportunity. The Adviser’s primary objective remains to serve shareholders’ best interests by producing long-term growth of capital through building a portfolio of securities that it believes are undervalued, and the Adviser believes that an evaluation of material ESG Factors that are identified is one component of this process.

This Supplement should be retained with your Prospectus for future reference.

TWB-Sup-June2022